UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2012

World Energy Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34289	04-3474959
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

100 Front Street Worcester, Massachusetts	01608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 459-8100

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note

As used herein, unless otherwise expressly stated or the context otherwise requires, all references to “World Energy,” “we,” “us,” “our,” “Company” and similar references are to World Energy Solutions, Inc. and its consolidated subsidiary.

This Current Report on Form 8-K/A is being filed as Amendment No. 2 (“Amendment No. 2”) to our Current Report on Form 8-K, as amended, which amends and updates the disclosures made in our Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on October 4, 2012 (the “Initial Report”), as amended and supplemented by Amendment No. 1 to the Initial Report on December 17, 2012 (“Amendment No. 1”). The Initial Report reported our acquisition of substantially all assets and certain obligations of Northeast Energy Partners, LLC (“NEP”) pursuant to an asset purchase agreement we entered into with NEP and its members on October 3, 2012.

Explanatory Note

This Amendment No. 2 is being filed to amend and restate the information supplemented by Amendment No. 1 with regard to the unaudited pro forma financial information required by Item 9.01(b) of the Initial Report. The information previously reported in the Initial Report and in Amendment No. 1 is incorporated herein by reference.

This Amendment No. 2 restates:

•

the unaudited pro forma combined condensed consolidated balance sheet of our Company and NEP as of September 30, 2012, restated as Exhibit 99.3 to this Amendment No. 2. Such financials give effect to the acquisition of NEP as if the transaction had occurred on September 30, 2012.

•

the unaudited pro forma combined condensed consolidated statements of operations of our Company for the nine months ended September 30, 2012 and for the year ended December 31, 2011, gives effect to the September 13, 2011 acquisition of the Co-eXprise, Inc. energy procurement business (“Co-eXprise”), the October 13, 2011 acquisition of Northeast Energy Solutions, LLC (“NES”), the October 31, 2011 acquisition of GSE Consulting, LP (“GSE”) and the October 3, 2012 acquisition of NEP, all as if the transactions had occurred on January 1, 2011, restated as Exhibit 99.3 to this Amendment No. 2.

This Amendment No. 2 is being filed to restate our unaudited pro forma combined condensed consolidated financial statements as of September 30, 2012 and our unaudited pro forma combined condensed consolidated financial statements as of December 31, 2011 to correct the recording of certain commission payments from our mid-market product-line. Under our accounting policies in effect at the time of the filing of the Initial Report and the filing of Amendment No. 1, we recognized revenue from up-front commissions as cash was received from the energy supplier, beginning in the quarter ended December 31, 2011. However, in connection with the preparation of our Annual Report on Form 10-K for the year ended December 31, 2012, we determined that we were required to record these revenues upon contract completion, or earlier to the extent that actual energy usage data is received from the energy supplier or can be reliably estimated. As we did not receive actual energy usage from the energy supplier as the upfront payments were made and we have not been able to retrospectively obtain actual energy usage to make a reliable estimate of these amounts, we have deferred revenue recognition until evidence is obtained that actual energy flow has occurred or until the end of contract term. We expect to recognize these amounts of deferred revenue in subsequent periods.

Special Note Regarding Amendment No. 2

While Amendment No. 1, which amended the Initial Report, is being amended and restated as a whole, except for the Items noted above, no other information included in Amendment No. 1 or in the Initial Report is being amended or updated by Amendment No. 2. This Amendment No. 2 continues to describe the conditions as of the date of the original Initial Report and, except as contained therein, we have not updated or modified the disclosures contained in the original Initial Report or in the Amendment No. 1. Accordingly, this Amendment No. 2 should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the original Initial Report, including Amendment No. 1 and any other amendments to those filings. Throughout this Amendment No. 2, all amounts presented from prior periods and prior period comparisons that have been revised are labeled “As Restated” and reflect the balances and amounts on a restated basis.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The required consolidated balance sheets of NEP as of December 31, 2011 and 2010 (audited) and as of September 30, 2012 (unaudited) and the related consolidated statements of income, members’ equity (deficit) and cash flows for the years ended December 31, 2011 and 2010 (audited) and statements of consolidated income and cash flows for the nine months ended September 30, 2012 and 2011 (unaudited), with the report of the independent registered public accounting firm thereon, are incorporated herein by reference.

(b)	PRO FORMA FINANCIAL INFORMATION

The required unaudited pro forma combined condensed consolidated balance sheet giving effect to the acquisition of NEP as if the transaction had occurred on September 30, 2012, and our unaudited pro forma combined condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011, all giving pro forma effect to our acquisition of NEP as if the transaction had occurred on January 1, 2011, are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d)	EXHIBITS

10.1*	Asset Purchase Agreement dated October 3, 2012 by and among the Company, Northeast Energy Partners, LLC, and its Members.

23.1	Consent of Marcum LLP.

99.1*	Press Release issued by the Company dated October 4, 2012.

99.2**	Consolidated balance sheets of Northeast Energy Partners, LLC as of December 31, 2011 and 2010 (audited) and as of September 30, 2012 (unaudited) and the related consolidated statements of income, members’ equity (deficit) and cash flows for the years ended December 31, 2011 and 2010 (audited) and for the nine months ended September 30, 2012 (unaudited), and consolidated statements of income and cash flows for the nine months ended September 30, 2011 (unaudited), with the report of the independent registered public accounting firm thereon.

99.3	Unaudited pro forma combined condensed consolidated balance sheet of the Company and Northeast Energy Partners, LLC as of September 30, 2012, giving effect to the acquisition of Northeast Energy Partners, LLC as if the transaction had occurred on September 30, 2012, and unaudited pro forma combined condensed consolidated statements of income of the Company for the nine months ended September 30, 2012 and for the year ended December 31, 2011, all giving pro forma effect to the Company’s acquisition of Northeast Energy Partners, LLC as if the transaction had occurred on January 1, 2011.

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed October 4, 2012.
**	Previously filed as an exhibit to the Company’s Amendment No. 1 to the Current Report on Form 8-K filed December 17, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

World Energy Solutions, Inc.

Dated: April 16, 2013	By:	/s/ James Parslow
James Parslow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Marcum LLP.

99.3	Unaudited pro forma combined condensed consolidated balance sheet of the Company and Northeast Energy Partners, LLC as of September 30, 2012, giving effect to the acquisition of Northeast Energy Partners, LLC as if the transaction had occurred on September 30, 2012, and unaudited pro forma combined condensed consolidated statements of income of the Company for the nine months ended September 30, 2012 and for the year ended December 31, 2011, all giving pro forma effect to the Company’s acquisition of Northeast Energy Partners, LLC as if the transaction had occurred on January 1, 2011.

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